UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2007

CHINA BAK BATTERY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49712	86-0442833

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

          On April 3, 2007, China BAK Battery, Inc. (the “Company”) filed a Current Report on Form 8-K to report the change in its certifying accountants. The Company is filing this Current Report on Form 8-K/A to amend and supplement that Report to provide additional information, including information regarding the subsequent interim period before the effective date of the change in accountants and to clarify information reported to it by KPMG, the Company’s former principal accountants.

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

          On March 28, 2007, the Company dismissed KPMG as the Company’s principal accountants and appointed PKF as its principal accountants, in each case effective April 1, 2007.

          The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

          During the period of KPMG’s engagement as the Company’s principal accountants, beginning May 15, 2006,  through March 31, 2007, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that KPMG advised the Company and its subsidiaries (the “Group”) of certain material weakness in its internal controls over financial reporting, which were reported by the Company under Item 9A. “Controls and Procedures” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 (the “2006 Form 10-K”), to the effect that the Company had an insufficient complement of personnel, including in senior management, with a level of accounting knowledge, experience and training in the application of U.S. GAAP and did not implement adequate supervisory review to ensure that the consolidated financial statement were prepared in conformity with U.S. GAAP. The lack of sufficient personnel with such accounting knowledge, experience and training contributed to the following material weaknesses in the Group’s (i) accounting for capitalization of interest costs, and the related recognition of property, plant and equipment and depreciation expense; (ii) accounting for deferred taxes under U.S. GAAP, in particular the identification and measurement of differences between the respective tax and financial reporting bases of certain assets and liabilities and the determination of the applicable income tax rate to ensure that deferred taxes were accurately presented in the Group’s consolidated financial statements; (iii) accounting for the share-based compensation, in particular the accounting for cancellation and replacement of certain option grants and the classification of the associated share-based compensation expense in the consolidated statement of income and comprehensive income; (iv) calculation of earnings per share in accordance with Statement of Financial Accounting Standards No. 128 “Earnings per Share,” in particular the identification of dilutive instruments in the calculation of diluted earnings per share; (v) accounting for the complete and accurate recognition of construction in progress assets; and (vi) accounting for construction in progress assets and the determination of depreciation expense when the assets are ready for their intended use.

          The audit report, dated August 22, 2006, of KPMG on the consolidated financial statements of the Group as of September 30, 2005 and 2004 and for the three-year period ended September 30, 2005, which was included in Amendment No. 3 to Form 10-KSB/A for the fiscal year ended September 30, 2005, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report contained a separate paragraph stating that “As described in Note 3 to the accompanying consolidated financial statements, the Company has restated the consolidated balance sheets as of September 30, 2004 and 2005 and the related consolidated statements of income and comprehensive income, and cash flows for each of the years in the three-year period ended September 30, 2005, which were previously audited by other independent accountants, to correct certain accounting errors that were detected after the original issuance of those consolidated financial statements.” The audit report, dated December 8, 2006, of KPMG on the consolidated financial statements of the Group as of and for the fiscal years ended September 30, 2006 and 2005, which was included in the 2006 Form 10-K, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report contained a separate paragraph stating that “As discussed in note 2(q) to the consolidated financial statements, on October 1, 2005, the Group adopted Statement of Financial Accounting Standards (“SFAS”) No.123 (Revised 2004), “Share-Based Payment”, using the modified prospective method, representing a change in the Group’s method of accounting for stock-based compensation.” The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of September 30, 2006, which is included in the 2006 Form 10-K, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report indicates that the Group did not maintain effective internal control over financial reporting as of September 30, 2006, because of the effect of material weaknesses, including those set forth above, described in such report and elsewhere in the 2006 Form 10-K.

          The Company has requested that KPMG furnish a letter, pursuant to Item 304(a)(3) of Regulation S-K, addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above comments. Upon KPMG’s provision of a copy of such letter to the Company, the Company will promptly file a copy with the SEC via an amendment to this Form 8-K/A.

          During the Company’s two most recent fiscal years ended September 30, 2005 and 2006, and in the subsequent interim period through March 31, 2007, the Company did not consult with PKF regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (2) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: April 11, 2007	By:	/s/ Xiangqian Li

Xiangqian Li
Chief Executive Officer